Exhibit 99.64

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  January, 1999
           Series 1998-22, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.00175
                                                       -----------------------
       Weighted average maturity                                       175.37
                                                       -----------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                  Principal
           Principal Per       Prepayments Per Interest Per
     Class  Certificate          Certificate    Certificate   Payout Rate
     -----  -----------          -----------    -----------   -----------
       R   $    0.00000000     $   0.00000000  $ 0.00000000   %0.00000000
       PO  $    3.44879954     $   0.00000000  $ 0.00000000   %0.00000000
       A1  $   28.97493778     $  25.78916278  $ 4.93543705   %5.99999997
       A2  $    3.20227086     $   2.85018519  $ 4.98386951   %6.00000322
       M   $    3.20227363     $   0.00000000  $ 4.98386649   %5.99999960
       B1  $    3.20228175     $   0.00000000  $ 4.98386905   %6.00000263
       B2  $    3.20227723     $   0.00000000  $ 4.98386139   %5.99999344
       B3  $    3.20228005     $   0.00000000  $ 4.98386617   %5.99999925
       B4  $    3.20227723     $   0.00000000  $ 4.98386139   %5.99999344
       B5  $    3.20228109     $   0.00000000  $ 4.98386510   %5.99999801

       2.      Unanticipated Recoveries:                 $               0.00
                                                                 -------------

B.    Accrual Amount
       1.
                         Accrual Amount
     Class
       N/A             $      N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            42,430.16
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       193,518,546.12
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  626
                                                               -----------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance          Cusip
-----         -------          -----------------       -------          -----
R    $                   0.00  $            0.00  $              0.00 36157RWK7
PO   $              13,780.55  $       13,732.83  $            993.12 GEC9822PO
A1   $         194,192,778.92  $  188,492,449.25  $            958.11 36157RWH4
A2   $           1,005,703.46  $    1,002,472.49  $            993.57 36157RWJ0
SUP  $         198,414,328.26  $  192,700,627.30  $            958.86
M    $           1,508,118.10  $    1,503,273.06  $            993.57 36157RWL5
B1   $             502,373.78  $      500,759.83  $            993.57 36157RWM3
B2   $             503,370.55  $      501,753.40  $            993.57 36157RWN1
B3   $             804,396.10  $      801,811.87  $            993.57 36157RWV3
B4   $             402,696.44  $      401,402.72  $            993.57 36157RWW1
B5   $             301,860.10  $      300,890.33  $            993.57 36157RWX9

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             78       Principal Balance       $ 27,545,725.24
                               --------                           --------------
       2.   60-89 days
            Number             0        Principal Balance       $          0.00
                               --------                           --------------
       3.   90 days or more
            Number             0        Principal Balance       $          0.00
                               --------                           --------------
       4.   In Foreclosure
            Number             0        Principal Balance       $          0.00
                               --------                           --------------
       5.   Real Estate Owned
            Number             0        Principal Balance       $          0.00
                               --------                           --------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                $          0.00
                                                                      ----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                         $          0.00
                                                                   -------------

       2.   Bankruptcy Loss Amount:                             $          0.00
                                                                   -------------

       3.   Fraud Loss Amount:                                  $          0.00
                                                                   -------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------